UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Regal Beloit Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on April 28, 2020. REGAL BELOIT CORPORATION You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request to receive a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. REGAL BELOIT CORPORATION 200 STATE STREET BELOIT, WI 53511-6254 proxy materials and voting instructions. E94078-P34509-Z76456 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 5, 2020 Date: April 28, 2020Time: 9:00 A.M. Central Time Location: Company Headquarters 200 State Street Beloit, WI 53511 (608) 364-8800

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E94079-P34509-Z76456 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy materials for any special requirements for meeting attendance. At the meeting, request a ballot to vote applicable shares. Vote By Internet: To vote by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: To vote by mail, request a paper copy of the proxy materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of the proxy materials for this meeting and/or future meetings, you must request such materials.There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting proxy materials by e-mail, please send a blank e-mail with the information that is printed in the box Requests, instructions and other inquiries sent to the e-mail address, above, will NOT be forwarded to your investment advisor. Please make the request as instructed, above, on or before April 14, 2020 to facilitate timely delivery.

The Board of Directors recommends a vote FOR all director nominees listed below and FOR Proposals 2 and 3. Election of Directors 2. Advisory vote on the compensation of the company's named executive officers as disclosed in the company's proxy statement. To ratify the selection of Deloitte & Touche LLP as the company's independent registered public accounting firm for the year ending January 2, 2021. 1. The election of directors whose terms would expire in 2021. 1a. Jan A. Bertsch 3. 1b. Stephen M. Burt 1c. Anesa T. Chaibi In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. 1d. Christopher L. Doerr 1e. Dean A. Foate 1f. Michael F. Hilton 1g. Louis V. Pinkham 1h. Rakesh Sachdev 1i. Curtis W. Stoelting E94080-P34509-Z76456 Voting Items

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